UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2014
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 5, 2014, Laboratory Corporation of America® Holdings (LabCorp®) (NYSE: LH) announced the completion of its acquisition of Bode Technology Group, Inc., (Bode Technology) from SolutionPoint International, Inc.

As a wholly-owned subsidiary of LabCorp, Bode Technology and its division Chromosomal Labs will continue to provide specialized forensic DNA analysis, proprietary DNA collection products, and relationship testing to an international market in combination with LabCorp’s US- and UK-based DNA Identity and Cellmark Forensics businesses, part of LabCorp’s Specialty Testing Group.

Under the new combined businesses, Cellmark Forensics and Bode Technology will provide DNA testing services to federal and state governments, law enforcement agencies, crime laboratories, disaster management organizations, and various consumer markets throughout the United States and around the world.

Exhibits

99.1	Press Release dated December 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

December 5, 2014